UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

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ONCOLOGIX TECH, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-15482	86-1006416
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

212 Edgewood Drive, Pineville, Louisiana 71360
(Address of Principal Executive Offices) (Zip Code)

(616) 977-9933
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected 2013 operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.01 – Entry into a Material Definitive Agreement

On January 3, 2014, Oncologix Tech, Inc. (the “Company”), together with its subsidiaries Dotolo Research Corporation and Angels of Mercy, Inc., entered into a Senior Secured Revolving Credit Facility Agreement with TCA Global Credit Master Fund LP (“Lender”) for a revolving credit facility of up to Four Million Dollars ($4,000,000) for working capital financing for Borrower and for any other purposes permitted hereunder. The Lender is willing to make certain loans and extensions of credit to Borrower ofup to such amount and upon the terms and conditions set forth herein; and as a material inducement for Lender to make loans and extensions of credit to Borrower pursuant to the terms and conditions set forth herein, (i) the Guarantors have, inter alia, agreed to execute Guaranty Agreements in favor of Lender, whereby each Guarantor shall guarantee any and all of the Borrower’s Obligations owed under this Agreement and under any other Loan Document and (ii) the Credit Parties have, inter alia, agreed to execute Security Agreements in favor of Lender, whereby each Credit Party shall grant to the Lender a first priority security interest in and lien upon all of its existing and after-acquired tangible and intangible assets, as security for the payment and performance of any and all Obligations owed under this Agreement and under any other Loan Document. Initially, the Company took down an initial loan amount of $500,000 to be used towards working capital. This initial loan amount is secured by a 14.5% convertible promissory note, due in six months, with an extension option. Repayments of principal begin immediately. The Company will redirect its customer receipts to a lockbox account. The Lender will hold back 20% of each deposit for a principal payment plus interest and fees payments and remit the balances to the Company.

The following paragraphs describe the general principles of the Revolving loan. For a detailed description, please examine the exhibits containing the credit agreement and promissory note.

Revolving Loan Commitment. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of Borrower set forth herein and in the other Loan Documents, Lender agrees to make such Revolving Loans at such times as Borrower may from time to time request, pursuant to the terms of this Agreement, until, but not including, the Revolving Loan Maturity Date, and in such amounts as Borrower may from time to time request up to the Revolving Loan Availability (and subject at all times to the amounts available to be borrowed in accordance herewith); provided, however, that the aggregate principal balance of all Revolving Loans outstanding at any time shall not exceed the Revolving Loan Availability; and further provided, however, that, notwithstanding anything contained in this Agreement or any other Loan Documents to the contrary, each Revolving Loan requested by Borrower under this Agreement shall be subject to Lender’s approval, which approval may be given or withheld in Lender’s sole and absolute discretion. Revolving Loans made by Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including, the Revolving Loan Maturity Date, unless the Revolving Loans are otherwise terminated or extended as provided in this Agreement. The Revolving Loans shall be used by Borrower solely for ongoing working capital purposes.

Increase to Revolving Loan Commitment. Borrower may request and the Lender may, in its sole and absolute discretion (employing substantially the same analysis and metrics the Lender used when determining to originally extend credit hereunder), agree that on such later indeterminate dates, Lender further increases the Revolving Loan Commitment; and Lender, in its sole discretion, may, but in any event, is not required to, make available such additional Revolving Loan Commitment increases to Borrower provided the following conditions have been satisfied, in Lender’s sole and absolute discretion:

1.	Event of Default shall have occurred or be continuing, or result from the applicable increase of the Revolving Loan Commitment;
2.	Borrower shall have executed and delivered a new or revised Revolving Note; after giving effect to such increase, the amount of the aggregate outstanding principal balance of all Revolving Loans shall not be in excess of the Revolving Loan Availability;
3.	Lender shall have reviewed and accepted, in its sole and absolute discretion, the amount and type of current and historical Receipts of the Credit Parties, or other Collateral required for the increase; and
4.	Lender shall have received any and all additional documents or agreements included in Section 3 hereof as it shall require in its sole discretion.

Revolving Loan Interest and Payments. Except as otherwise provided in this Section, the outstanding principal balance of the Revolving Loans shall be repaid on or before the Revolving Loan Maturity Date. Principal amounts repaid on the Revolving Notes may be re-borrowed. The principal amount of the Revolving Loans outstanding from time to time shall bear interest at the Interest Rate. The Receipts Collection Fee and accrued and unpaid interest on the unpaid principal balance of all Revolving Loans outstanding from time to time shall be payable on a weekly basis on the weekly anniversary date of the Closing Date, commencing on the first such date to occur after the Closing Date and on the Revolving Loan Maturity Date (each a “Payment Date”). Any amount of principal or interest on the Revolving Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall at Lender’s option bear interest payable on demand at the Default Rate.

Revolving Loan Principal Repayments.

Mandatory Principal Repayments; Overadvances. Following the collection of the Reserve Amount, a minimum of fifteen percent (15%) of all amounts deposited into the Lock Box Account (in excess of any recurring fees owed under Section 2.2, fees owed to any custodian/back-up servicer, the Receipts Collection Fee, and interest owed under Sections 2.1(c) and 2.4) shall be held by the Lender and credited toward the outstanding principal balance of all Revolving Loans hereunder on any Payment Date (the “Mandatory Principal Repayment Amount”). All Revolving Loans hereunder shall be repaid by Borrower on or before the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of this Agreement. In the event the aggregate outstanding principal balance of all Revolving Loans hereunder exceed the Revolving Loan Availability, Borrower shall, upon notice or demand from Lender, immediately make such repayments of the Revolving Loans or take such other actions as shall be necessary to eliminate such excess.

Optional Prepayments. Borrower may from time to time prepay the Revolving Loan, in whole or in part, provided, however, that if the Borrower prepays more than eighty percent (80%) of the amount of the Revolving Loan Commitment within ninety one (91) to one hundred eighty (180) days prior to the Revolving Loan Maturity Date, Borrower shall pay to Lender as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to two and 50/100 percent (2.50%) of the outstanding Revolving Loan Commitment (the “Prepayment Penalty”) except in the case of an Early Termination Notice. Fees owed pursuant to this Section shall not be applicable with respect to the Mandatory Principal Repayment Amount made pursuant to Section 2.1(d)(i).

Collections; Lock Box. To the extent any Customers make or pay any Receipts to the Credit Parties by a wire transfer, the Credit Parties shall direct all of such Customers to make all such wire transfer payments directly to the Lock Box Account. To the extent any Customers make or pay any Receipts to the Credit Parties by any other form other than wire transfer (such as through a check), then each Credit Party shall direct all of its Customers to make all such payments and Receipts directly to a post office box designated by, and under the exclusive control of, Lender (such post office box is referred to herein as the “Lock Box”). The parties recognize that in many instances, Customers of the Borrower and its Subsidiaries make payments to the Borrower and its Subsidiaries through the use of a credit or debit card. In that regard, the Borrower and its Subsidiaries shall, prior to the Closing Date, modify its agreements with all credit/debit card payment processing companies with whom it has agreements or other payment processing relationships (the “Payment Processing Companies”), so as to authorize, direct and cause: (A) all credit/debit card payments from any Customers; and (B) any reserves or holdbacks withheld by any of the Payment Processing Companies, if, as an when distributed or paid to the Borrower and its Subsidiaries, to be deposited directly into the Lock Box Account, rather than any other bank accounts of the Credit Parties. It shall be a condition precedent to the making of any Revolving Loans hereunder that each of the Payment Processing Companies issue and deliver to Lender an estoppel certificate, disbursement direction or other similar document confirming and agreeing: (I) to the foregoing payment directions; (II) that such payment instructions and directions shall not be changed, amended or terminated, except upon written notice from Lender; and (III) that copies of all statements, notices and other communications sent by any Payment Processing Companies to the Credit Parties, also be delivered to Lender. The Credit Parties hereby agree to undertake any and all required actions, execute any required documents, instruments or agreements, or to otherwise do any other thing required or requested by Lender in order to effectuate the foregoing. Lender shall maintain an account at a financial institution acceptable to Lender in its sole and absolute discretion (the “Lock Box Account”), which Lock Box Account is (as of the Closing Date) and shall be maintained in Lender’s name, and into which all Receipts, whether through wires, credit and debit card payments from any Customers (whether directly or through any Payment Processing Companies), and all other monies, checks, notes, drafts or other payments of any kind received by the Credit Parties shall be deposited, in the identical form in which such payments were received, whether by cash, check, direct deposit, or otherwise. If the Credit Parties, any Affiliate, any shareholder, officer, director, employee or agent of the Credit Parties or any Affiliate, or any other Person acting for or in concert with the Credit Parties, shall receive any monies, checks, notes, drafts or other payments or Receipts, the Credit Parties and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender, and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. The Credit Parties and Lender agree that all payments made to such Lock Box Account, whether in respect of Receipts, as proceeds of other collateral, or otherwise (except for proceeds of Collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment), will be swept from the Lock Box Account to Lender on each Payment Date to be applied according to the following priorities: (1) to unpaid fees and expenses due hereunder including, without limitation, any recurring fees due pursuant to Section 2.2 hereof; (2) to any custodian/back-up servicer (if applicable); (3) to accrued but unpaid interest owed under Sections 2.1(c) and 2.4 hereof; (4) to any accrued but unpaid Receipts Collection Fee; (5) if at any time the Lender is not holding, in the Lock Box Account, an amount equal to at least the Reserve Amount, then twenty percent (20%) of all Receipts received into the Lock Box Account shall be withheld and applied by Lender to amounts required to establish the Reserve Amount, until the Reserve Amount is reached during the duration of this Agreement, as additional security for the Obligations; (6) to amounts payable pursuant to Section 2.1(d), including, but not limited to, the Mandatory Principal Repayment Amount; (7) to amounts payable pursuant to 2.2(g) and (8) upon the occurrence of an Event of Default, to Lender (including any Reserve Amount then in the Lock Box Account), to reduce the outstanding Revolving Loan balance to zero (each of the foregoing payments, the “Lock Box Payments”). The amount remaining following the payment of the Lock Box Payments on each Payment Date shall be referred to herein as the “Net Amount”. The Credit Parties and the Lender agree that one hundred percent (100%) of the Net Amount will be transferred to Borrower from the Lock Box Account via wire transfer or electronic funds transfer to an account designated by the Borrower on the immediately subsequent Payment Date. Borrower agrees to pay all reasonable fees, costs and expenses in connection with opening and maintaining of the Lock Box, the Lock Box Account, or of creating, administering or switching any payment accounts with any of the Payment Processing Companies. All of such reasonable fees, costs and expenses, if not paid by Borrower within five (5) business days of Lender’s written request, may be paid by Lender and in such event all amounts paid by Lender shall constitute Obligations hereunder, shall be payable to Lender by Borrower upon demand, and, until paid, shall bear interest at the lowest rate then applicable to Loans hereunder. It is intended that all Receipts, and all other checks, drafts, instruments and other items of payment or proceeds of Collateral at any time received, due or owing to the Borrower and its Subsidiaries shall be deposited into the Lock Box Account, and if not deposited into the Lock Box Account, shall be remitted or endorsed by the applicable Credit Party to Lender to be deposited into the Lock Box Account, and, if that remittance or endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to remit or endorse the same on the applicable Credit Party’s behalf. For purpose of this Section, each Credit Party irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as each Credit Party’s true and lawful attorney and agent-in-fact: (A) to endorse the applicable Credit Party’s name upon said items of payment and/or proceeds of Collateral and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any Receipts of the Credit Parties; (B) to take control in any manner of any item of payment or proceeds thereof; (C) to have access to the applicable Credit Party’s operating accounts, through the Credit Party’s online banking system, or otherwise, to make remittances of any Receipts deposited therein into the Lock Box Account as required hereby; and (D) to have access to any lock box or postal box into which any of the Credit Party’s mail is deposited, and open and process all mail addressed to the Credit Parties and deposited therein.

Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Customer and whether before or after the maturity of any of the Obligations: (A) enforce collection of any of the Accounts of any Credit Party or other amounts owed to any Credit Party by suit or otherwise; (B) exercise all of the rights and remedies of any Credit Party with respect to proceedings brought to collect any Accounts or other amounts owed to the Credit Parties; (C) surrender, release or exchange all or any part of any Accounts or other amounts owed to any Credit Party, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (D) sell or assign any Account of any Credit Party or other amount owed to the Credit Parties upon such terms, for such amount and at such time or times as Lender deems advisable; (E) prepare, file and sign any Credit Party’s name on any proof of claim in bankruptcy or other similar document against any Customer or other Person obligated to any Credit Party; and (F) do all other acts and things which are necessary, in Lender’s sole discretion, to fulfill any Credit Party’s obligations under this Agreement and the other Loan Documents and to allow Lender to collect the Accounts or other amounts owed to any Credit Party. In addition to any other provision hereof, Lender may at any time after the occurrence and during the continuance of an Event of Default, at Borrower’s expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder.

On a monthly basis, Lender shall deliver to Borrower an invoice and an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrower, unless Borrower notify Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrower and any such notice shall only constitute an objection to the items specifically identified.

ITEM 9.01 – Financial Statements and Exhibits

99.1 Press Release Filed January 8, 2014

99.2 Senior Secured Revolving Credit Facility Agreement

99.3 Revolving Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Roy Wayne Erwin
Name: Roy Wayne Erwin Title: Chief Executive Officer

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Michael A. Kramarz
Name: Michael A. Kramarz Title: Chief Financial Officer